Exhibit 12.1
CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
I, Semiramis Paliou, certify that:
1. I have reviewed this annual report on Form 20-F of Diana Shipping Inc.;
2.
Based on my knowledge,
this report does not contain
any untrue statement of a
material fact or omit
to state a material
fact necessary to make
the statements made, in light
of the circumstances under
which such statements were made,
not
misleading with respect to the period covered by this report;
3.
Based on my knowledge, the financial statements, and
other financial information included in this report, fairly
present
in all material
respects the financial
condition, results
of operations and
cash flows of
the Company
as of, and
for, the
periods presented in this report;
4. The Company’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and
15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the Company and have:
a.
Designed
such
disclosure
controls
and
procedures,
or
caused
such
disclosure
controls
and
procedures
to
be
designed
under
our
supervision,
to
ensure
that
material
information
relating
to
the
Company,
including
its
consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;
b.
Designed such internal control over financial reporting, or caused such internal control over financial reporting
to
be
designed
under
our
supervision,
to
provide
reasonable
assurance
regarding
the
reliability
of
financial
reporting
and
the
preparation
of
financial
statements
for
external
purposes
in
accordance
with
generally
accepted accounting principles;
c.
Evaluated the
effectiveness of
the Company’s
disclosure controls
and procedures
and presented
in this report
our conclusions
about the
effectiveness of
the disclosure
controls and procedures,
as of the
end of
the period
covered by this report based on such evaluation; and
d.
Disclosed in
this report
any change
in the
Company’s internal
control over
financial reporting
that occurred
during the period covered by the annual report that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.
5.
The Company’s other certifying
officer(s) and I have disclosed, based
on our most recent evaluation of
internal control
over financial
reporting, to
the Company’s
auditors and
the audit
committee of
the Company’s
board of
directors (or
persons performing the equivalent functions):
a.
All significant deficiencies and material weaknesses
in the design or
operation of internal control over
financial
reporting which are reasonably
likely to adversely affect
the Company’s ability to
record, process, summarize
and report financial information; and
b.
Any fraud, whether or not
material, that involves management or
other employees who have a
significant role
in the Company’s internal control over financial reporting.
Date: March 13, 2026
/s/ Semiramis Paliou
Semiramis Paliou
Principal Executive Officer